SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2004

SCHLUMBERGER N.V.

(SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor New York, New York	10022-4624

42, rue Saint-Dominique Paris, France	75007

Parkstraat 83, The Hague, The Netherlands	2514 JG
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished in response to Item 9:

99.1	Presentation at Investor Event held on June 15, 2004

Item 9.	Regulation FD Disclosure

On June 15, 2004, Andrew Gould, Chairman and CEO of Schlumberger Limited (“Schlumberger”) and other members of the Schlumberger management team will host an investor event at the Schlumberger-Doll Research Center in Ridgefield, Connecticut. A copy of the presentations by Andrew Gould, Chakib Sbiti and Dalton Boutte are attached as Exhibit 99.1. Schlumberger has also posted this information on its website at www.slb.com/ir. A transcript of the event’s Q& A session will be posted on the web site later in the day.

The attached presentation and other statements Schlumberger makes contain forward looking statements, which include any statements that are not historical facts, such as Schlumberger’s expectations regarding business outlook; revenue, earnings and sales growth for Schlumberger as a whole and for each of Oilfield Services, Schlumberger Information Solutions and WesternGeco; after-tax return on sales; return on capital employed; opportunities for geographic growth; opportunities for growth in technology, in Schlumberger’s customer base and in new business models; Schlumberger’s ability to maintain a competitive advantage in technology; Schlumberger’s ability to expand its project management services; the use of free cash, the growth in revenues at WesternGeco due to Q seismic technology; oil and natural gas demand and production growth; operating and capital expenditures by the oil and gas industry; the business strategies of Schlumberger’s customers; the benefits of the GeoMarket organizational structure; pricing; and future results of operations. These statements involve risks and uncertainties, including, but not limited to, the extent and timing of a rebound in the global economy; changes in exploration and production spending by Schlumberger’s customers; changes in the level of oil and natural gas exploration and development; improved pricing and realization of cost reduction and cost savings targets associated with the seismic business; general economic and business conditions in key regions of the world, including the Middle East, the Caspian, Russia, China and Venezuela; political and economic uncertainty in Venezuela and Nigeria and further socio-political unrest in the Persian Gulf and/or Asia; terrorism; and other factors detailed in Schlumberger’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

By:	/s/ Jean-Marc Perraud
Jean-Marc Perraud Executive Vice President and Chief Financial Officer

Date: June 15, 2004